SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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GMO Trust
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GMO Trust

40 Rowes Wharf
Boston, Massachusetts 02110

February 26, 2010

Dear Shareholder:

A Special Meeting of the Shareholders of GMO Trust will be held on March 10, 2010 at 9:00 a.m., Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts.

The Trust’s Board of Trustees is seeking your vote for the slate of nominees for Trustee identified in the Proxy Statement.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important. To have your vote count, you must return a proxy card for the Funds in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

Jason B. Harrison
Clerk

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on March 10, 2010:

This Proxy Statement is Available at http://www.proxyonline.com/gmo/.

GMO TRUST

GMO Alpha Only Fund
GMO Alternative Asset Opportunity Fund
GMO Asset Allocation Bond Fund
GMO Benchmark-Free Allocation Fund
GMO Core Plus Bond Fund
GMO Currency Hedged International Bond Fund
GMO Currency Hedged International Equity Fund
GMO Developed World Stock Fund
GMO Domestic Bond Fund
GMO Emerging Countries Fund
GMO Emerging Country Debt Fund
GMO Emerging Markets Fund
GMO Flexible Equities Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO Global Balanced Asset Allocation Fund
GMO Global Bond Fund
GMO Global Equity Allocation Fund
GMO Inflation Indexed Plus Bond Fund
GMO International Bond Fund
GMO International Core Equity Fund
GMO International Equity Allocation Fund
GMO International Growth Equity Fund
GMO International Intrinsic Value Fund
GMO International Opportunities Equity Allocation Fund
GMO International Small Companies Fund
GMO Quality Fund
GMO Real Estate Fund
GMO Short-Duration Collateral Fund
GMO Short-Duration Collateral Share Fund
GMO Short-Duration Investment Fund
GMO Special Purpose Holding Fund
GMO Special Situations Fund
GMO Strategic Fixed Income Fund
GMO Strategic Opportunities Allocation Fund
GMO Taiwan Fund
GMO Tax-Managed International Equities Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tobacco-Free Core Fund
GMO U.S. Core Equity Fund
GMO U.S. Equity Allocation Fund
GMO U.S. Growth Fund
GMO U.S. Intrinsic Value Fund
GMO U.S. Small/Mid Cap Growth Fund
GMO U.S. Small/Mid Cap Value Fund
GMO U.S. Treasury Fund
GMO World Opportunities Equity Allocation Fund
GMO World Opportunity Overlay Fund

40 Rowes Wharf
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on March 10, 2010 on the 6th Floor of 40 Rowes Wharf, Boston, Massachusetts, at 9:00 a.m., Boston time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect the Board of Trustees, as described in the accompanying Proxy Statement.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends you vote for each nominee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on February 22, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.proxyonline.com/gmo/. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-617-346-7646.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

Jason B. Harrison
Clerk

February 26, 2010

PROXY STATEMENT

GMO TRUST

GMO Alpha Only Fund
GMO Alternative Asset Opportunity Fund
GMO Asset Allocation Bond Fund
GMO Benchmark-Free Allocation Fund
GMO Core Plus Bond Fund
GMO Currency Hedged International Bond Fund
GMO Currency Hedged International Equity Fund
GMO Developed World Stock Fund
GMO Domestic Bond Fund
GMO Emerging Countries Fund
GMO Emerging Country Debt Fund
GMO Emerging Markets Fund
GMO Flexible Equities Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO Global Balanced Asset Allocation Fund
GMO Global Bond Fund
GMO Global Equity Allocation Fund
GMO Inflation Indexed Plus Bond Fund
GMO International Bond Fund
GMO International Core Equity Fund
GMO International Equity Allocation Fund
GMO International Growth Equity Fund
GMO International Intrinsic Value Fund
GMO International Opportunities Equity Allocation Fund
GMO International Small Companies Fund
GMO Quality Fund
GMO Real Estate Fund
GMO Short-Duration Collateral Fund
GMO Short-Duration Collateral Share Fund
GMO Short-Duration Investment Fund
GMO Special Purpose Holding Fund
GMO Special Situations Fund
GMO Strategic Fixed Income Fund
GMO Strategic Opportunities Allocation Fund
GMO Taiwan Fund
GMO Tax-Managed International Equities Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tobacco-Free Core Fund
GMO U.S. Core Equity Fund
GMO U.S. Equity Allocation Fund
GMO U.S. Growth Fund
GMO U.S. Intrinsic Value Fund
GMO U.S. Small/Mid Cap Growth Fund
GMO U.S. Small/Mid Cap Value Fund
GMO U.S. Treasury Fund
GMO World Opportunities Equity Allocation Fund
GMO World Opportunity Overlay Fund

40 Rowes Wharf
Boston, Massachusetts 02110

INTRODUCTION

The enclosed proxy is solicited by the Trustees of GMO Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 10, 2010 at 9:00 a.m., Boston time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on February 22, 2010 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders at the end of February 2010.

The Trustees recommend that you vote:

1.	For the election of each nominee to the Board of Trustees.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Forty-eight series of shares of the Trust had shareholders as of February 22, 2010 (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted for the election of each nominee.

PROPOSAL 1: ELECTION OF TRUSTEES

About the Nominees.  The Trustees propose that shareholders elect Donald W. Glazer, W. Nicholas Thorndike, Peter Tufano, Paul Braverman and Joseph B. Kittredge, Jr. as Trustees of the Trust. All of the nominees, except Messrs. Braverman and Kittredge, are currently Trustees of the Trust and have served in that capacity since they were originally appointed as members of the Board.

Independent Trustees.  The Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the Trust have a minimum percentage of Trustees who are not “interested persons” of the Trust or Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”), the Funds’ investment manager (referred to as “Independent Trustees” throughout this Proxy Statement). Mr. Glazer, Mr. Thorndike and Mr. Tufano are Independent Trustees, and Mr. Braverman, if elected, would be an Independent Trustee.

Interested Trustee.  Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds or the Manager are referred to as “Interested Trustees” throughout this Proxy Statement. Mr. Kittredge is an interested person of the Funds due to his position as president and chief executive officer of the Funds, and is an interested person of the Manager due to his position as general counsel and member (partner) of the Manager. Mr. Kittredge, if elected, would be an Interested Trustee.

The current Trustees recommend the re-election of Messrs. Glazer, Thorndike and Tufano and election of Messrs. Braverman and Kittredge. In making the recommendations, the Trustees have considered, among other factors, each of the nominees’ experience as described in the table below.

The following table sets forth the ages and a description of the principal occupations of the nominees for Trustee. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated. The address of each nominee is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

				# of
				Portfolios
				in
				Fund
				Complex	Other
			Principal Occupation(s)	Overseen	Directorships
Name and	Position(s) Held	Length of	During	by	Held by
Age	with the Trust	Time Served	Past 5 Years	Nominee	Nominee
INDEPENDENT TRUSTEE NOMINEES

Donald W. Glazer, Esq. Age: 65	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant – Law and Business;[1] Author of Legal Treatises.	62	None.

W. Nicholas Thorndike Age: 76	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present).	62	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano Age: 52	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	62	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman Age: 61	None	N/A	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	62	Director of Courier Corporation (a book publisher and manufacturer).

INTERESTED TRUSTEE NOMINEE

Joseph B. Kittredge, Jr. Age: 55	President and Chief Executive Officer	Since March 2009	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	62	None.

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin provides legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission, beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

Each of the nominees has agreed to serve as a Trustee if elected. The term of office of each nominee who is elected will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified, or until he sooner dies, resigns or is removed, as provided in the Trust’s governing documents. Mr. Thorndike has indicated his intention to retire from the Board of Trustees prior to the end of 2010. If any of the nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion.

Committees of the Board of Trustees.  The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee.

Audit Committee.  The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided to the Trust, and certain other persons by the Trust’s independent auditors; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano and Mr. Thorndike are members of the Audit Committee and Mr. Glazer is an alternate member of the Audit Committee. Mr. Tufano is the Chairman of the Audit Committee.

Pricing Committee.  The Pricing Committee oversees the valuation of the securities and other assets held by the Funds, reviews and makes recommendations regarding the Pricing Policies, and, to the extent required by the Pricing Policies, determines the fair value of the securities or other assets held by the Funds. Mr. Glazer and Mr. Tufano are members of the Pricing Committee and Mr. Thorndike is an alternate member of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee.

Governance Committee.  The Governance Committee oversees general Fund governance-related matters. The Governance Committee’s purposes, duties and powers are set forth in the Governance Committee’s written charter, which is attached to this Proxy Statement as Exhibit A. The Trust currently does not maintain a website on which the Governance Committee’s charter is available. Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Thorndike is the Chairman of the Governance Committee.

Nomination of Candidates for Trustee.  The Governance Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board the nomination of candidates for election as Trustees, including identifying, and evaluating the skill sets and qualifications of, potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s officers, the Trust’s investment adviser, current shareholders or other sources that the Governance Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Governance Committee has full discretion to reject nominees who are recommended by shareholders.

The Governance Committee considers a variety of qualifications, skills and other attributes in evaluating potential candidates for nomination to the Board of Trustees. The attributes considered may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) skill sets, areas of expertise, abilities and judgment; and (iii) availability and commitment to attend meetings and to perform the responsibilities of a Trustee. In evaluating potential candidates, the Governance Committee also considers the overall composition of the Board of Trustees and assesses the needs of the Board and its committees.

Shareholder Communication with Trustees.  The Board of Trustees provides a process for shareholders to send communications to the Trustees, including recommendations for nominees to the Board of Trustees. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder. Shareholders may send communications to the Trustees to the following address:

To the Attention of the Board of Trustees
c/o GMO Trust Chief Compliance Officer
GMO Trust
40 Rowes Wharf
Boston, MA 02110

Meetings.  During the fiscal year ended February 28, 2009, the Board of Trustees held four regular meetings and nine special meetings. During the fiscal year ended February 28, 2009, the Audit Committee held three meetings; the Pricing Committee held sixteen meetings; and the Governance Committee held six meetings. None of the Trustees attended less than 75% of the meetings of the Board and meetings of the committees on which he served.

Compensation.  The Trust has adopted a compensation policy for its Trustees. Interested Trustees receive no compensation from the Trust for their services as Trustees. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of the Board of Trustees and the Chairman of each Committee receive an annual fee. Each Independent Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust reimburses Independent Trustees for seminar and conference fees paid out-of-pocket and travel expenses incurred in connection with attendance at seminars and conferences. Aside from reimbursement of such fees and expenses, however, the Trust pays no additional compensation for travel time to meetings, attendance at seminars or conferences, service on industry or association committees or participation as speakers at directors’ conferences. The Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Exhibit B sets forth the compensation paid to the Trustees by the Funds during the fiscal year ended February 28, 2009.

Additional Information about the Nominees.  Please refer to Exhibit C and Exhibit D for information, as of December 31, 2009, concerning the nominees for Trustee’s beneficial ownership of shares of the Funds and of related companies of the Funds’ adviser and principal underwriter.

Required Vote.  Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Methods of Tabulation.  The shareholders of each Fund vote together as a single class on the election of Trustees. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting.

The Tellers will count the total number of votes cast “for” approval of the election of Trustees for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have any effect on the outcome of the election.

Voting by Funds That Invest in Other Funds.  Some Funds invest in other Funds of the Trust (collectively, the “underlying funds”). The Board of Trustees is entitled to vote shares of the underlying funds held by these Funds at the Special Meeting. With respect to each underlying fund, the Board has decided to vote the shares held by other Funds in the same proportion as the votes cast by all other shareholders of the Trust.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust or The Altman Group, (ii) by a properly executed later-dated proxy received by the Clerk of the Trust or The Altman Group, or (iii) by an in-person vote at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders.  The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment.  In the event that a quorum is not present and/or sufficient votes in favor of the election of Trustees are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the election. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the election of one or more nominees. They will vote against any such adjournment those proxies required to be voted against all nominees. The Trust will pay the costs of any additional solicitation and any adjourned session.

Financial Information.  A copy of the Annual Report for each Fund for the most recent fiscal year (i.e., February 28, 2009), including financial statements, has previously been mailed to shareholders. Upon request, a Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be sent to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services or made by telephone by calling collect 1-617-346-7646.

Additional Information.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Trust. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged The Altman Group to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. The costs of these services are expected be approximately $7,500.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to The Altman Group, 60 East 42nd Street, Suite 916, New York, New York 10165 or made by telephone by calling collect 1-877-864-5051.

FUND INFORMATION

Mailing Address.  The mailing address of the Trust and each Fund is 40 Rowes Wharf, Boston, Massachusetts 02110.

Investment Adviser and Distributor.  Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, serves as the Trust’s investment adviser. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor (the “Distributor”) on behalf of each of the Funds except GMO Alternative Asset Opportunity Fund, GMO Special Purpose Holding Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund, which are not publicly offered.

Limitation of Trustee Liability.  The Amended and Restated Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; provided, however, that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Independent Registered Public Accounting Firm.  The Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as each Fund’s independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission (“SEC”) filings. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

Exhibit E sets forth, for the Trust’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust, (b) those non-audit services provided to the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust (each, a “Service Affiliate”) that relate directly to the operations and financial reporting of the Trust, and (c) aggregate non-audit fees in each of the last two fiscal years to the Trust and its Service Affiliates.

Pre-Approval Policies of the Audit Committee.  The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services, subject to certain limitations on the projected fees associated with each service: (1) the engagement scope and terms of the annual audit; (2) certain audit-related services; (3) tax services permitted by SEC rules that the Audit Committee has reviewed and believes would not impair the independence of the auditor; and (4) non-audit services permitted by SEC rules that are routine and recurring and that the Audit Committee believes would not impair the independence of the auditor. All other types of services not included on the schedule to the Policy, or for which the projected fees exceed those provided in the schedule to the Policy, require the specific pre-approval by the Audit Committee or the Chairman of the Committee (if timing necessitates that pre-approval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

The Trust’s Audit Committee has considered whether the provision of non-audit services by the Trust’s independent registered public accounting firm to the Trust’s Service Affiliates that were not pre-approved by the Committee (because they did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the independent registered public accounting firm as the Trust’s auditors.

Other Information.  Please refer to Exhibits F through H for additional information about the Funds and the Trust, including information about the Trust’s officers, shares outstanding in the classes offered by the Funds and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of December 31, 2009.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

February 26, 2010

EXHIBIT A – GOVERNANCE COMMITTEE CHARTER

GMO TRUST
BOARD OF TRUSTEES

Governance Committee Charter
Adopted June 28, 20051

Committee Membership

The Committee shall consist of two or more members all of whom are not “interested persons” (as defined in the Investment Company Act) of the Trust (“Independent Trustees”). The Board shall designate the members of the Committee and the Committee’s Chair, and may designate alternate(s) to serve as members of the Committee to the extent necessary for the Committee to take action or as otherwise deemed appropriate by the Chair of the Committee. The Board may remove any member of the Committee at any time in its sole discretion.

Meetings

The Committee shall meet annually and at such other times as it deems appropriate. The Chair, any other member of the Committee or an officer of the Trust are individually authorized to call meetings of the Committee and send notice, as provided in the Trust’s by-laws.

Committee Purposes

The primary purposes of the Committee are:

a.	To make recommendations to the Board relating to governance of the Trust, including: compensation of Trustees, retirement policies, and the functions and composition and Chairs of Board Committees;

b.	To review possible conflicts of interest and independence issues involving Trustees;

c.	To consider the skill sets and qualifications of prospective Trustees and to propose to the Board candidates to serve as Trustees;

d.	To oversee the determination that any person serving as legal counsel for the Independent Trustees qualifies as “independent legal counsel”, as that term is defined in the Investment Company Act; and

e.	To perform any other functions delegated to it by the Board.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

a.	To review periodically whether the composition of the Board serves the best interest of the Trust;

b.	To review possible conflicts of interest and independence issues involving Trustees;

c.	To make recommendations to the Board regarding the designation and responsibilities of: (i) the Chairs of the Board and Board Committees; and (ii) such other officers of the Board, if any, as the Committee deems appropriate;

d.	To review the functions of each of the Board’s committees and their composition, and to recommend any changes the Committee deems appropriate, including changes in the Board’s general committee structure;

e.	To establish a process for, and oversee, the periodic evaluation of the performance of the Board and its committees, including consideration of the effectiveness of the committee structure and the number of funds on whose Boards each Trustee serves, which evaluation shall take place at least once annually;

f.	To recommend to the Board candidates to serve as Trustees;

g.	To consider candidates submitted by Trust shareholders to serve as Trustees;

h.	To review the compensation of the Trustees and to recommend any changes to the Board;

i.	To recommend to the Board policies governing retirement of Trustees;

j.	To oversee selection of independent legal counsel to the Independent Trustees, review reports from independent legal counsel regarding potential conflicts of interest and determine that such counsel qualifies as independent legal counsel;

k.	To consider such other matters pertinent to the Committee’s purposes as the Committee deems appropriate; and

l.	To report to the Board on its activities on a periodic basis and to make recommendations to the extent the Committee deems appropriate.

1 As revised December 4, 2008.

A-1

Resources and Authority

The Committee shall have the resources and authority necessary to discharge its responsibilities under this Charter, including the authority to retain, at the Trust’s expense, and consult with counsel and other experts or consultants as the Committee, in its discretion, deems appropriate.

Periodic Review and Amendments of Charter

The Committee shall review this Charter at least annually and recommend any changes to the Board. A majority vote of the Board members who are not “interested persons” shall be required to approve changes to this Charter.

A-2

EXHIBIT B – TRUSTEE AND OFFICER COMPENSATION

Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or any Fund during the fiscal year ended February 28, 2009:

	Name of Person, Position[1]
		W. Nicholas
	Donald W. Glazer,	Thorndike,	Peter Tufano,
	Esq., Trustee	Trustee	Trustee[2]
Compensation from Each Fund:

Alpha Only Fund	$11,873	$9,294	$894

Alternative Asset Opportunity Fund	$121	$93	$9

Asset Allocation Bond Fund	$3,475[3]	$2,300[3]	$2,325[3]

Benchmark-Free Allocation Fund	$7,453	$5,987	$538

Core Plus Bond Fund	$6,561	$5,297	$138

Currency Hedged International Bond Fund	$1,505	$1,059	$47

Currency Hedged International Equity Fund	$106	$82	$7

Developed World Stock Fund	$1,710	$1,328	$114

Domestic Bond Fund	$16,512	$5,946	$12,229

Emerging Countries Fund	$1,235	$983	$58

Emerging Country Debt Fund	$32,254	$26,357	$683

Emerging Markets Fund	$45,315	$34,347	$2,404

Flexible Equities Fund	$69[4]	$51[4]	$23[4]

Foreign Fund	$26,888	$20,984	$1,542

Foreign Small Companies Fund	$3,097	$2,423	$155

Global Balanced Asset Allocation Fund	$14,823	$11,890	$981

Global Bond Fund	$3,248	$2,285	$101

Global Equity Allocation Fund	$1,335	$1,032	$107

Inflation Indexed Plus Bond Fund	$5,148	$3,484	$140

International Bond Fund	$3,382	$2,483	$91

International Core Equity Fund	$19,649	$15,121	$1,311

International Equity Allocation Fund	$2,764	$2,149	$189

International Growth Equity Fund	$12,363	$9,622	$803

International Intrinsic Value Fund	$25,475	$19,832	$1,632

International Opportunities Equity Allocation Fund	$2,522	$1,961	$173

International Small Companies Fund	$2,268	$1,766	$150

Quality Fund	$35,252	$27,016	$3,075

Real Estate Fund	$73	$56	$5

Short-Duration Collateral Fund	$35,611	$31,071	$1,767

Short-Duration Collateral Share Fund	$310	$215	$10

Short-Duration Investment Fund	$75	$53	$2

Special Purpose Holding Fund	$2	$2	$0

Special Situations Fund	$4,039	$3,500	$156

Strategic Fixed Income Fund	$41,029	$19,278	$29,134

Strategic Opportunities Allocation Fund	$5,131	$4,136	$376

B-1

	Name of Person, Position[1]
		W. Nicholas
	Donald W. Glazer,	Thorndike,	Peter Tufano,
	Esq., Trustee	Trustee	Trustee[2]
Taiwan Fund	$655	$512	$36

Tax-Managed International Equities Fund	$3,392	$2,647	$195

Tax-Managed U.S. Equities Fund	$272	$213	$11

Tobacco-Free Core Fund	$109	$84	$7

U.S. Core Equity Fund	$11,870	$9,217	$729

U.S. Equity Allocation Fund	$349	$268	$29

U.S. Intrinsic Value Fund	$94	$73	$5

U.S. Growth Fund	$475	$376	$15

U.S. Small/Mid Cap Growth Fund	$29	$23	$2

U.S. Small/Mid Cap Value Fund	$101	$79	$6

U.S. Treasury Fund	$4,500[3]	$3,030[3]	$3,000[3]

World Opportunities Equity Allocation Fund	$3,902	$3,028	$275

World Opportunity Overlay Fund	$7,035	$6,135	$360

Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A

Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A

Total Compensation from the Trust:	$399,390[5]	$311,653[5]	$20,933[5]

1 Jay O. Light resigned as a Trustee effective December 2008. Mr. Light received actual direct compensation during the fiscal year ended February 28, 2009 from Funds of the Trust that had commenced operations on or before the date of his resignation in an amount equal to $261,068.

2 Mr. Tufano was elected as a Trustee effective December 2008.

3 Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2010. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

4 Reflects the period from the Fund’s commencement of operations on December 12, 2008 through February 28, 2009.

5 Reflects actual direct compensation received during the fiscal year ended February 28, 2009 from Funds of the Trust that had commenced operations on or before February 28, 2009.

Other than as set forth in the following table, no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund during the fiscal year ended February 28, 2009.

Name of Person, Position
Michael E. Gillespie,
Chief Compliance Officer
Compensation exceeding $60,000 received from any Fund:

Emerging Markets Fund	$69,243

Quality Fund	$65,748

Pension or Retirement Benefits Accrued as Part of Fund Expenses:	$34,500

Estimated Annual Benefits Upon Retirement:	N/A

Mr. Kittredge and other personnel of the Manager serving as officers of the Trust do not receive any compensation directly from the Trust, but as a member (partner) or employee of the Manager they will benefit generally from the management fees paid by the Funds. Except as disclosed above, the Trustees and officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.

B-2

EXHIBIT C – SHARE HOLDINGS

The following table sets forth ranges of the Trustee nominees’ direct beneficial share ownership in the Funds and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust as of December 31, 2009.

Aggregate Dollar Range of Shares
	Dollar Range of	Directly Owned in all
	Shares Directly Owned in	Funds of the Trust to be
Name of Nominee/Funds	Funds	Overseen by Nominee
Donald W. Glazer Alpha Only Fund Benchmark-Free Allocation Fund Emerging Markets Fund Quality Fund	Over $100,000 Over $100,000 Over $100,000 $10,001 - $50,000	Over $100,000

W. Nicholas Thorndike	None	None

Peter Tufano	None	None

Paul Braverman	None	None

Joseph B. Kittredge, Jr.	$10,001 - $50,000	$10,001 - $50,000

The following table sets forth ranges of the Trustee nominees’ indirect beneficial share ownership in the Funds and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust, as of December 31, 2009, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

Aggregate Dollar Range of Shares
	Dollar Range of	Indirectly Owned in all
	Shares Indirectly Owned	Funds of the Trust to by
Name of Nominee/Funds	in Funds	Overseen by Nominee
Donald W. Glazer
Alpha Only Fund
Alternative Asset Opportunity Fund
Emerging Country Debt Fund
Emerging Markets Fund
International Growth Equity Fund
International Intrinsic Value Fund
International Small Companies Fund
Quality Fund
Short-Duration Collateral Fund
Strategic Fixed Income Fund
U.S. Core Equity Fund
U.S. Treasury Fund
World Opportunity Overlay Fund	$10,001 - $50,000 $1 - $10,000 $1 - $10,000 $1 - $10,000 Over $100,000 Over $100,000 $10,001 - $50,000 Over $100,000 $10,001 - $50,000 $10,001 - $50,000 Over $100,000 $10,001 - $50,000 $1 - $10,000	Over $100,000

W. Nicholas Thorndike	None	None

Peter Tufano	None	None

Paul Braverman	None	None

Joseph B. Kittredge, Jr.	None	None

As of December 31, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

C-1

EXHIBIT D – OWNERSHIP IN RELATED COMPANIES

The table below sets forth information about securities owned by the Independent Trustee nominees and their family members, as of December 31, 2009, in the Manager, the Distributor, or entities directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Name of
Owner(s) and
Relationship
Name of Independent	to Trustee		Title of	Value of
Trustee Nominee	Nominee	Company	Class	Securities[2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Offshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,113,343.82	0.035%

W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

Peter Tufano	N/A	None	N/A	N/A	N/A

Paul Braverman	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund and by virtue of its ownership of all the outstanding voting shares of the fund as of December 31, 2009.
[2]	Securities valued as of December 31, 2009.

D-1

EXHIBIT E – FEES BILLED BY AUDITORS

Exhibit E sets forth, for the Trust’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust (each, a “Service Affiliate”) that related directly to the operations and financial reporting of the Trust. These fees are categorized under the following captions:

Audit Fees:  Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees:  Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees:  Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

All Other Fees:  Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

During the periods indicated in the table below, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the Trust or the Trust’s Service Affiliates.

Below are the fees billed in each of the last two fiscal years for services rendered to the Trust by PricewaterhouseCoopers LLP:

Audit Fees:  The aggregate fees billed to the Trust for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audit of the Trust’s annual financial statements for 2009 and 2008 were $2,305,743 and $2,154,900, respectively.

Audit-Related Fees:  The aggregate fees billed to the Trust in 2009 and 2008 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust were $21,377 and $64,212, respectively. The aggregate fees billed in 2009 and 2008 to the Trust’s Service Affiliates for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust were $528,000 and $250,000, respectively.

Tax Fees:  The aggregate fees billed to the Trust in 2009 and 2008 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $753,938 and $904,314, respectively. The aggregate fees billed in 2009 and 2008 to the Trust’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust were $10,680 and $9,800, respectively.

For each Trust’s two most recently completed fiscal years, no fees were billed by PricewaterhouseCoopers LLP to the Funds that would be disclosed under the caption “All Other Fees.”

For the fiscal years ended February 29, 2009 and February 28, 2008, respectively, aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Trust and for non-audit services rendered to the Trust’s Service Affiliates were $1,313,995 and $1,229,726. For the fiscal year ended February 29, 2009, this amount reflects the aggregate of (x) $1,313,995 in tax and audit-related fees billed to the Trust and Service Affiliates, as shown above, plus (y) $0 in fees billed to the Trust’s Service Affiliates for engagements that related directly to the operations and financial reporting of the Trust. For the fiscal year ended February 28, 2008, this amount represents the aggregate of (x) $1,228,326 in tax and audit-related fees billed to the Trust and Service Affiliates, as shown above, plus (y) $1,400 in fees billed to the Trust’s Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Trust.

E-1

EXHIBIT F – OFFICER INFORMATION

The table below contains information concerning the officers of the Trust. Officers are elected to hold office until their successors are elected and qualified to carry out the duties and responsibilities of their office, or until they resign or are removed from office. The address of each officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

	Position(s) Held	Length	Principal Occupation(s)
Name and Age	with the Trust	of Time Served	During Past 5 Years[1]
Joseph B. Kittredge, Jr. Age: 55	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett Age: 41	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present).

John L. Nasrah Age: 32	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman Age: 42	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley Age: 43	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009);
Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Michael E. Gillespie Age: 52	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005 – present); Vice President of Compliance, Fidelity Investments (June 2004 – February 2005).

Jason B. Harrison Age: 33	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan Age: 43	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle Age: 38	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque Age: 31	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham Age: 51	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Bohan and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

F-1

EXHIBIT G – SHARES OUTSTANDING

The table below lists the shares outstanding of each Fund of the Trust as of February 22, 2010.

	SHARE
FUND NAME	CLASS	SHARES OUTSTANDING
GMO Alpha Only Fund	Class III	14,549,359.609

	Class VI	331,744,878.429

GMO Alternative Asset Opportunity Fund		848,025.958

GMO Asset Allocation Bond Fund	Class III	1,539,237.231

	Class VI	32,051,322.018

GMO Benchmark-Free Allocation Fund	Class III	80,248,354.902

GMO Core Plus Bond Fund	Class III	7,957,066.182

	Class IV	39,388,812.640

GMO Currency Hedged International Bond Fund	Class III	17,211,787.202

GMO Currency Hedged International Equity Fund	Class III	9,603,335.480

GMO Developed World Stock Fund	Class III	10,554,449.249

	Class IV	10,151,748.056

GMO Domestic Bond Fund	Class III	29,005,532.262

	Class VI	102,522,969.850

GMO Emerging Countries Fund	Class III	18,944,694.815

	Class M	3,454,939.959

GMO Emerging Country Debt Fund	Class III	60,481,155.152

	Class IV	169,437,228.683

GMO Emerging Markets Fund	Class II	191,629,175.146

	Class III	82,760,420.269

	Class IV	131,418,611.840

	Class V	49,074,524.320

	Class VI	331,322,626.568

GMO Flexible Equities Fund	Class III	2,266,650.750

	Class VI	18,849,891.190

GMO Foreign Fund	Class II	47,532,283.041

	Class III	144,763,063.491

	Class IV	75,825,217.011

	Class M	428,334.820

GMO Foreign Small Companies Fund	Class III	27,351,042.892

	Class IV	7,851,660.624

GMO Global Balanced Asset Allocation Fund	Class III	335,491,945.078

GMO Global Bond Fund	Class III	28,231,608.425

GMO Global Equity Allocation Fund	Class III	97,126,894.553

GMO Inflation Indexed Plus Bond Fund	Class III	4,132,420.567

	Class VI	17,562,642.961

GMO International Bond Fund	Class III	31,775,744.506

GMO International Core Equity Fund	Class III	39,684,669.936

	Class IV	31,343,401.251

	Class VI	89,912,550.345

GMO International Equity Allocation Fund	Class III	114,045,439.752

GMO International Growth Equity Fund	Class III	30,539,555.753

	Class IV	111,230,782.481

G-1

	SHARE
FUND NAME	CLASS	SHARES OUTSTANDING
GMO International Intrinsic Value Fund	Class II	20,363,895.638

	Class III	98,729,848.012

	Class IV	150,599,240.501

	Class M	682,964.993

GMO International Opportunities Equity Allocation Fund	Class III	51,928,418.946

GMO International Small Companies Fund	Class III	174,561,207.144

GMO Quality Fund	Class III	214,436,449.532

	Class IV	56,242,705.364

	Class V	29,019,699.164

	Class VI	481,020,020.622

GMO Real Estate Fund	Class III	2,291,895.079

GMO Short-Duration Collateral Fund		212,851,079.883

GMO Short-Duration Collateral Share Fund	Class III	1,901,210.572

GMO Short-Duration Investment Fund	Class III	821,040.398

GMO Special Purpose Holding Fund		554,071.265

GMO Special Situations Fund	Class III	630,881.592

	Class VI	12,232,921.363

GMO Strategic Fixed Income Fund	Class III	5,635,153.116

	Class VI	132,851,779.889

GMO Strategic Opportunities Allocation Fund	Class III	87,615,077.681

GMO Taiwan Fund	Class III	5,135,305.326

GMO Tax-Managed International Equities Fund	Class III	42,336,472.756

GMO Tax-Managed U.S. Equities Fund	Class III	1,515,004.475

GMO Tobacco-Free Core Fund	Class III	2,346,202.685

GMO U.S. Core Equity Fund	Class III	49,281,961.646

	Class IV	39,574,579.144

	Class VI	101,433,133.375

	Class M	121,612.086

GMO U.S. Equity Allocation Fund	Class III	28,198,460.984

GMO U.S. Growth Fund	Class III	2,773,598.142

	Class M	41,243.190

GMO U.S. Intrinsic Value Fund	Class III	1,075,523.739

GMO U.S. Small/Mid Cap Growth Fund	Class III	896,015.600

GMO U.S. Small/Mid Cap Value Fund	Class III	1,769,169.848

GMO U.S. Treasury Fund		20,474,631.954

GMO World Opportunities Equity Allocation Fund	Class III	63,104,534.360

GMO World Opportunity Overlay Fund		43,498,000.626

G-2

EXHIBIT H – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of December 31, 2009.

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Alpha Only Fund	Class III	Stichting Pensioenfonds Atos Origin Attn: Rene Upperman Papendorpseweg 93 3528 BJ Utrecht The Netherlands (2,539,681.886 shares; 17.10%)	MutualBank Attn: Stephanie King Operations Manager 11711 North Meridian Street, Suite 170 Carmel, IN 46032 United States (2,321,777.666 shares; 15.64%)

		Maximilian E. & Marion O. Hoffman Foundation Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave., Suite 203 West Hartford, CT 06107 United States (1,589,946.081 shares; 10.71%)	Emerson Electric Co. Retirement Master Trust Attn: Michael W. Neal 8000 W. Florissant Ave. P.O. Box 4100 Saint Louis, MO 63136 United States (1,513,387.957 shares; 10.19%)

		Patrick and Anna M. Cudahy Fund Attn: Hanna N. Hinnawi c/o Godfrey & Kahn SC 780 N. Water Street Milwaukee, WI 53202 United States (1,258,559.609 shares; 8.48%)	Northern Trust Company, as custodian for The William & Mary Investment Trust Attn: Special Assets CIS P.O. Box 92956 Chicago, IL 60675 United States (851,101.558 shares; 5.73%)

Stupski Foundation Attn: Bonnie Walsh 101 2nd Street, Suite 1100 San Francisco, CA 94105 United States (742,836.528 shares; 5.00%)

Class IV	Asset Allocation Trust
Attn: Carol Kosel
Sr. Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor — Fund Administration
Boston, MA 02116
United States
		(110,658,226.326 shares; 35.85%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (81,238,959.577 shares; 26.32%)

		GMO Benchmark Free Allocation Fund Attn: Julie Coady GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (66,940,730.121 shares; 21.69%)	GMO Strategic Opportunities Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (16,936,804.587 shares; 5.49%)

State Street Bank and Trust Co.
Trustee FBO The Northrop Grumman
Corporation Defined Contribution
Plans Master Trust
Attn: Brian Benkart
105 Rosemont Road
Westwood, MA 02090
United States
(16,631,310.919 shares; 5.39%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Alternative Asset Opportunity Fund		GMO Benchmark Free Allocation Fund Attn: Julie Coady GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (734,300.981 shares; 86.42%)	Phillips Exeter Academy Attn: Joseph E. Fellows 20 Main Street Exeter, NH 03833 United States (86,023.223 shares; 10.12%)

GMO Asset Allocation Bond Fund	Class III	Emerson Electric Co. Retirement Master Trust Attn: Michael W. Neal 8000 W Florissant Ave P.O. Box 4100 Saint Louis, MO 63136 United States (847,171.368 shares; 61.40%)	Stichting Pensioenfonds Atos Origin Attn: Rene Upperman Papendorpseweg 93 3528 BJ Utrecht The Netherlands (312,303.861 shares; 22.63%)

		Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (96,890.647 shares; 7.02%)	Northern Trust As Trustee FBO Lockheed Martin Corp Master Retirement Trust P.O. Box 92956 Chicago, IL 60675 United States (85,997.699 shares; 6.23%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel
Sr. Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(18,020,276.318 shares; 61.43%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (4,681,779.372 shares; 15.96%)

		GMO Benchmark Free Allocation Fund Attn: Julie Coady c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (2,046,681.912 shares; 6.98%)	Mac & Co. FBO Verizon, Bell Atlantic Master Trust Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (1,635,341.649 shares; 5.57%)

GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,626,546.993 shares; 5.54%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Benchmark-Free Allocation Fund	Class III	Screen Actors Guild Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue, 2nd Floor Burbank, CA 91505 United States (9,344,249.912 shares; 11.55%)	The Northern Trust Company On behalf of The Motion Picture Industry Pension Plan Public & Taft Hartley Funds 50 South Lasalle Street Chicago, IL 60675 United States (8,531,288.572 shares; 10.54%)

The Northern Trust Company
On behalf of The Motion Picture
Industry Individual Account Plan
Public & Taft Hartley Plans
50 South Lasalle St
Chicago, IL 60675
United States
		(6,273,367.417 shares; 7.75%)	The Northern Trust Company As Trustee FBO Olin Pension Plans Master Retirement Trust Attn: Special Assets P.O. Box 92956 Chicago, IL 60675 United States (6,260,932.314 shares; 7.74%)

The Ministers and Missionaries Benefit
Board of American Baptist Churches
Attn: Louis P. Barbarin
Treasurer and CFO
475 Riverside Drive Suite 1700
New York, NY 10115
United States
(5,932,879.419 shares; 7.33%)	JP Morgan Chase As Directed Trustee
For The News America Incorporated
Master Trust Gaar
Mail Code: NY1-A333
1 Chase Manhattan Plaza, 19th Floor
New York, NY 10005
United States
(4,805,268.312 shares; 5.94%)

GMO Core Plus Bond Fund	Class III	Kansas City, Missouri Employees’ Retirement System Richard G. Boersma Executive Officer City Hall 414 E. 12th Street, 12th Floor Kansas City, MO 64106 United States (6,431,420.951 shares; 80.82%)	Wells Fargo Bank N.A. FBO McCune Foundation P.O. Box 1533 Minneapolis, MN 55480 United States (1,339,689.040 shares; 16.83%)

Class IV	State Street Bank & Trust Co.
As Trustee for GMAM Group Pension
Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111
United States
		(13,542,328.623 shares; 34.38%)	The Northern Trust Company As Trustee FBO Mayo Foundation A/C 22-05191 USB 2 P.O. Box 92956 Chicago, IL 60675 United States (10,741,347.528 shares; 27.27%)

		Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street, 16th Floor New York, NY 10041 United States (8,284,146.479 shares; 21.03%)	The Northern Trust Company As Trustee FBO Mayo Foundation A/C 26-07633 USB P.O. Box 92956 Chicago, IL 60675 United States (4,907,821.862 shares; 12.46%)

GMO Currency Hedged International Bond Fund	Class III	State Street Bank & Trust Co.
As Trustee for GMAM Group Pension
Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111
United States
		(8,950,081.239 shares; 52.00%)	Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041 United States (8,231,552.262 shares; 47.82%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Currency Hedged International Equity Fund	Class III	State Street Bank & Trust Co.
As Trustee for GMAM Group Pension
Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111
United States
(9,588,650.277 shares; 99.81%)

GMO Developed World Stock Fund	Class III	Irving Oil Limited Master Trust Attn: Jim MacGillivray 10 Sydney Street P.O. Box 1421 Saint John, New Brunswick, E2L4K1 Canada (2,497,991.843 shares; 19.75%)	Dow UK Pension Trustees Limited Attn: Caroline Van Eecke Diamond House, Lotus Park, Kingsbury Crescent Staines, TW18 3AG, UK United Kingdom (2,133,153.319 shares; 16.87%)

		Lexmark Retirement Growth Account Plan Attn: Robert A. Haggard 740 West New Circle Road Lexington, KY 40550 United States (1,717,500.037 shares; 13.58%)	Calgary Olympic Development Association Attn: Bob Reekie 85 Canada Olympic Road SW Calgary, Alberta Canada, T3B5RS (1,307,116.348 shares; 10.33%)

		Pension Plan For Clergy and Lay Workers of the Evangelical Lutheran Church in Canada Member Accumulation Account 302-393 Portage Ave. Winnipeg, Manitoba Canada R3B 3H6 (1,226,733.306 shares; 9.70%)	Baystate Health Inc Pension Trust Attn: Treasury Services, 4th Floor 759 Chestnut Street Springfield, MA 01199 United States (1,039,280.641 shares; 8.22%)

		Baystate Health Inc. Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199 United States (1,023,431.503 shares; 8.09%)	Sisters of St. Joseph of Peace St. Joseph Province Attn: Sister Lois Parente Shalom Center 399 Hudson Terrace Englewood Cliffs, NJ 07632 United States (652,842.330 shares; 5.16%)

	Class IV	Dow Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642 United States (7,276,871.837 shares; 71.68%)	Union Carbide Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642 United States (2,874,876.219 shares; 28.32%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Domestic Bond Fund	Class III	Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street, 16th Floor New York, NY 10041 United States (20,532,190.956 shares; 70.79%)	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333 United States (2,263,685.722 shares; 7.80%)

		Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (2,242,606.140 shares; 7.73%)	The Retirement Plan For Employees of Millipore Corporation Attn: Nancy Booth Benefits Manager - Millipore Corporation 290 Concord Road Billerica, MA 01821 United States (2,140,862.344 shares; 7.38%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel
Sr. Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(58,192,248.790 shares; 56.76%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (25,631,050.989 shares; 25.00%)

GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (6,317,337.093 shares; 6.16%)	State Street Bank and Trust Co.
Trustee FBO The Northrop Grumman
Corporation - Defined Contribution
Plans Master Trust
Attn: Brian Benkart
105 Rosemont Road
Westwood, MA 02090
United States
(6,084,625.899 shares; 5.93%)

GMO Emerging Countries Fund	Class III	Fidelity Investments Institutional Operations Company as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015 United States (5,662,627.260 shares; 32.15%)	Trust Co. Illinois Attn: Trust Operations 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515 United States (2,963,007.509 shares; 16.82%)

Wells Fargo Bank N.A. FBO NPPD Emerging Markets Fund Attn: Mutual Fund Ops P.O. Box 1533 733 Marquette Ave Minneapolis, MN 55480 United States (2,286,638.931 shares; 12.98%)

	Class M	National Financial Services LLC FBO its Customers-NTF 200 Liberty Street One World Financial New York, NY 10281 United States (2,657,437.359 shares; 75.81%)	Fidelity Investments Institutional Operations Company as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015 United States (847,927.323 shares; 24.19%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Emerging Country Debt Fund	Class III	CIBC Mellon Trustee CN General Master Trust Fund Attn: LP Constantine Pooled Funds 320 Bay Street, 6th Floor Toronto, Ontario, Canada, M5H 416 Canada (13,307,915.648 shares; 18.90%)	Boston Safe Deposit & Trust Co.
FBO The Philips Electronics North
America Corp Master Retirement
Trust
Attn: Eric Sassone Trust Officer
135 Santilli Highway Aim 026 0036
Everett, MA 02149
United States
(11,230,943.842 shares; 15.95%)

		JPMorgan Nominees Australia Limited ACF Funds SA Attn: Attilio Lanzilli Level 3 63 Pirie Street Adelaide, SA 5000 Australia (8,712,777.672 shares; 12.37%)	University of Southern California Attn: Jeffrey Fischer 840 Childs Way Bks 402 Los Angeles, CA 90089 United States (7,963,870.245 shares; 11.31%)

Class IV	State Street Bank & Trust Co.
As Trustee for GMAM Group Pension
Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111
United States
		(55,210,356.307 shares; 30.98%)	San Francisco City & County Retirement System Attn: Ted Wong Head Accountant 30 Van Ness Avenue Suite 3000 San Francisco, CA 94102 United States (32,385,624.072 shares; 18.17%)

State of Wisconsin Investment Board (SWIB) Core Trust Fund Attn: Janice Anderson P.O. Box 7842 Madison, WI 53707 United States (27,510,605.870 shares; 15.44%)

GMO Emerging Markets Fund	Class III	The Washington University Attn: Rakesh Dahiya 7425 Forsyth Boulevard Campus Box 1047 St Louis, MO 63105 United States (8,563,170.950 shares; 10.83%)	Trustees of the Estate of Bernice Pauahi Bishop Attn: William Cha 567 South King Street Suite 200 Honolulu, HI 96813 United States (6,372,320.275 shares; 8.06%)

		Mac & Co. Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (5,987,450.945 shares; 7.57%)	The Northern Trust Company As Trustee For The Gannett Retirement Plan Master Trust Attn: Michael A. Hart 7950 Jones Branch Drive Mclean, VA 22107 United States (5,833,828.162 shares; 7.38%)

		Northern Trust Company Custodian FBO Northwestern University Special Assets Mutual Fund Dept P.O. Box 92956 Chicago, IL 60675 United States (5,679,921.017 shares; 7.19%)	BASF Corporation Attn: Christopher P. Krauss 100 Campus Drive Mail Stop F-413 Florham Park, NJ 07932 United States (5,671,519.561 shares; 7.18%)

		John Hancock Financial Services Inc. Pension Plan Attn: Michael Brown State Street Bank & Trust Co 2 Avenue De Lafayette MS LCC2 Boston, MA 02111 United States (5,492,343.583 shares; 6.95%)	Princeton University Trust Attn: Linda Wolfe P.O. Box 35 Princeton, NJ 08544 United States (5,319,845.057 shares; 6.73%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
		Investure Emerging Markets Fund, LP Attn: Edward P. Meissner Chief Operating Officer 126 Garrett Street, Suite J Charlottesville, VA 22902 United States (5,033,482.658 shares; 6.37%)	University of Delaware Attn: Sharon Flynn Investment Office Room 233 Hullihen Hall Newark, DE 19716 United States (5,015,477.241 shares; 6.35%)

		Doris Duke Foundation Attn: Randy Klein 650 Fifth Avenue 19th Floor New York, NY 10019 United States (4,882,458.290 shares; 6.18%)	The Trustees of Boston College Attn: Paul Haran 140 Commonwealth Avenue St Thomas More Hall Suite 193 Chestnut Hill, MA 02467 United States (4,471,564.493 shares; 5.66%)

	Class IV	SEI Private Trust c/o Harris Bank ID 940 FBO Searle Family Attn: Mutual Fund Administration One Freedom Valley Drive Oaks, PA 19456 United States (17,336,217.483 shares; 11.84%)	International Paper Retirement Plans Master Trust Attn: Carol Tusch 400 Atlantic Street Stamford, CT 06921 United States (15,566,855.457 shares; 10.63%)

Northern Trust Global Advisors Inc.
As Named Fiduciary of the Central
States Southeast & Southwest Areas
Pension Plan
Attn: William T Huffman
President & CEO
300 Atlantic Street Suite 400
Stamford, CT 06901
United States
		(12,680,005.739 shares; 8.66%)	Missouri State Employees Retirement System Attn: Pat Neylon 907 Wildwood Drive P.O. Box 209 Jefferson City, MO 65102 United States (11,767,570.159 shares; 8.04%)

		Mac & Co. FBO Hewlett-Packard Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (11,205,482.187 shares; 7.65%)	Gothic Corporation Attn: Anders W Hall Dumac, LLC 406 Blackwell Street, Suite 300 Durham, NC 27701 United States (9,336,276.441 shares; 6.38%)

Wyeth Retirement Plan United States Attn: Richard J Fichtel Director Benefit Plan Investments 5 Giralda Farms Madison, NJ 07940 United States (7,851,071.771 shares; 5.36%)	The William and Flora Hewlett
Foundation
Attn: Ana Wiechers Marshall
Director Investment Research &
Public Investments
2121 Sand Hill Road
Menlo Park, CA 94025
United States
(7,682,733.373 shares; 5.25%)

Mac & Co. FBO Makena Cap Holding Attn: Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (7,600,123.386 shares; 5.19%)

	Class V	Leland Stanford Junior University II- AA Attn: Vanessa Poon Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025 United States (16,706,411.554 shares; 32.36%)	The Regents of the University of California Paula Ferreira 1111 Broadway Suite 1400 Oakland, CA 94607 United States (12,976,624.464 shares; 25.13%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
The Northern Trust Company As Trustee FBO Mayo Foundation P.O. Box 92956 Chicago, IL 60675 United States (7,818,573.223 shares; 15.14%)	Partners Healthcare System Inc.
Pooled Investment Accounts - Long
Term Pool #2
Attn: William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114
United States
(5,721,564.432 shares; 11.08%)

The Northern Trust Company as Trustee FBO Mayo Foundation P.O. Box 92956 Chicago, IL 60675 United States (3,659,298.620 shares; 7.09%)

Class VI	Virginia Retirement System Attn: Peggy Davis P.O. Box 2500 Richmond, VA 23218 United States (70,995,509.790 shares; 22.87%)	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
(55,873,620.198 shares; 18.00%)

		Washington State Investment Board Attn: David Thatcher P.O. Box 40916 2100 Evergreen Park Dr SW Olympia, WA 98504 United States (37,882,429.364 shares; 12.20%)	GMO Emerging Markets Trust Attn: Peter Manley P.O. Box R1817 Royal Exchange NSW 1225 Australia (36,341,196.109 shares; 11.71%)

		State Street Bank & Trust Trustee for the Northrop Grumman Pension Master Trust Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111 United States (22,944,315.782 shares; 7.39%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (21,226,090.126 shares; 6.84%)

GMO International Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (19,518,791.203 shares; 6.29%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Flexible Equities Fund	Class III	Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (207,334.166 shares; 9.08%)	Northern Trust As Trustee FBO Lockheed Martin Corp Master Retirement Trust P.O. Box 92956 Chicago, IL 60675 United States (200,907.578 shares; 8.80%)

		Inova Health System Attn: Jian Hu 2990 Telestar Court Falls Church, VA 22042 United States (142,126.683 shares; 6.23%)	Phillips Exeter Academy Attn: Joseph E. Fellows 20 Main Street Exeter, NH 03833 United States (140,000.000 shares; 6.13%)

		Screen Actors Guild-Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505 United States (133,578.667 shares; 5.85%)	Mac & Co. FBO Dominion Resources P.O. Box 3198 Pittsburgh, PA 15230 United States (130,255.688 shares; 5.71%)

		City of Phoenix Employees Retirement System Attn: Greg Fitchet 101 South Central Ave Suite 600 Phoenix, AZ 85004 United States (126,107.489 shares; 5.52%)	Bucknell University Attn: Mr. Michael S. Cover Controller 121 Marts Hall Lewisburg, PA 17837 United States (117,800.000 shares; 5.16%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(7,189,504.521 shares; 38.51%)	GMO Benchmark Free Allocation Fund Attn: Julie Coady c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (2,741,546.253 shares; 14.69%)

		GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (2,620,926.159 shares; 14.04%)	GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (2,429,675.473 shares; 13.02%)

		GMO International Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,100,261.904 shares; 5.89%)	GMO World Opportunities Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,011,162.740 shares; 5.42%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Foreign Fund	Class II	The Robert A. Welch Foundation Attn: Norbert Dittrich 5555 San Felipe, Suite 1900 Houston, TX 77056 United States (3,167,763.377 shares; 6.17%)	The American University in Cairo Attn: Michael Stambaugh 420 Fifth Avenue 3rd Floor New York, NY 10018 United States (2,794,851.003 shares; 5.44%)

Gundersen Lutheran Administrative
Services Inc., Individually and as
Agent for Gundersen Clinic Ltd &
Gundersen Lutheran Medical Center
Attn: Susan M. Sharpe
1900 South Avenue
La Crosse, WI 54601
United States
(2,635,961.806 shares; 5.13%)

	Class III	Northern Trust As Custodian FBO Annenberg Foundation A/C 26-31436 Attn: Special Assets Cis P.O. Box 92956 Chicago, IL 60675 United States (9,915,442.221 shares; 6.12%)	The J Paul Getty Trust Attn: James M Williams Vice President and Chief Invest Officer 1200 Getty Center Drive Suite 400 Los Angeles, CA 90049 United States (9,329,619.430 shares; 5.76%)

	Class IV	Nebraska Investment Council Attn: Joseph P Jurich 941 O Street Suite 500 Lincoln, NE 68508 United States (23,101,950.849 shares; 30.30%)	Hershey Trust Company Trustee For Milton Hershey School P.O. Box 445 100 Mansion Road East Hershey, PA 17033 United States (17,773,781.530 shares; 23.32%)

		Gordon E. and Betty I. Moore Foundation Foreign Fund Attn: Lynda Sullivan One Letterman Drive Building C, Suite 320 San Francisco, CA 94129 United States (13,450,038.766 shares; 17.64%)	The Glenmede Trust Company as Trustee of the Pew Memorial Trust Attn: Marie Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103 United States (4,502,160.220 shares; 5.91%)

	Class M	Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way (Kw1c) Covington, KY 41015 United States (446,542.427 shares; 100.00%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Foreign Small Companies Fund	Class III	Caisse De Retraite D’ Hydro-Quebec Attn: Isabel Trepanier Sylvain Robillard 75 Rene-Levesque Blvd West, 5th Fl. Montreal, Quebec, Canada H2Z 1A4 Canada (8,607,960.461 shares; 31.47%)	San Diego City Employees’ Retirement System Attn: Ms Robin Oleksow 401 West A Street, Suite 400 San Diego, CA 92101 United States (6,377,118.271 shares; 23.32%)

		Merck & Co., Inc. Master Retirement Trust Attn: Betty Shan One Merck Drive c/o WS 3AF-05 Whitehouse Station, NJ 08889 United States (6,018,545.507 shares; 22.01%)	Baylor University Attn: Mr. Michel Klus 1311 S 5th Street P.O. Box 97030 Waco, TX 76798 United States (1,866,705.726 shares; 6.83%)

	Class IV	The Glenmede Trust Company as Trustee of the Pew Memorial Trust Attn: Marie Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103 United States (3,617,242.068 shares; 46.07%)	Northern Trust Company As Trustee FBO FMC Technologies Inc. Master Retirement Trust Attn: Mutual Fund Ops P.O. Box 92956 Chicago, IL 60675 United States (1,084,726.812 shares; 13.82%)

		Mac & Co. FBO FMC Corporation Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (872,897.768 shares; 11.12%)	The Glenmede Trust Co. Trustee, J. Howard Pew Freedom Trust Attn: Marie Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103 United States (746,539.790 shares; 9.51%)

		The Glenmede Trust Co. as Trustee, Mabel Pew Myrin Trust Attn: Marie Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103 United States (456,324.678 shares; 5.81%)	John Bean Technologies Corporation Defined Benefit Retirement Trust Attn: Cindy Shiao 200 East Randolph Suite 6600 Chicago, IL 60601 United States (440,519.078 shares; 5.61%)

GMO Global Balanced Asset Allocation Fund	Class III	The Boeing Company Employee Retirement Plans Master Trust Attn: Brad Leak 100 N. Riverside Plaza MC 5003-3015 Chicago, IL 60606 United States (51,023,272.957 shares; 15.07%)	Mac & Co. Highmark Attn: Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (16,990,809.184 shares; 5.02%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Global Bond Fund	Class III	Mars Pension Trustees Ltd. Discretionary Mandate 3D Dundee Road Slough, Berkshire, SL14LG United Kingdom (8,669,545.982 shares; 24.69%)	Fresno County Employees’ Retirement Association Roberto Pena Retirement Administrator 1111 H Street Fresno, CA 93721 United States (7,716,405.251 shares; 21.98%)

		General Retirement System of the City of Detroit Attn: Myron Terrell Assistant Administrative Supervisor 2 Woodward Avenue Suite 908 Detroit, MI 48226 United States (6,877,162.541 shares; 19.59%)	Stichting Masterfoods Pensioenfonds- Discretionary Mandate Taylorweg 5 5466 AE Veghel The Netherlands (3,062,347.232 shares; 8.72%)

Mac & Co. FBO Silicon Valley Attn: Mutual Fund Ops 525 William Penn Place, P.O. Box 3198 Pittsburgh, PA 15230 United States (2,645,999.373 shares; 7.54%)

GMO Global Equity Allocation Fund	Class III	Perimeter Institute Attn: Stefan Pregelj 31 Caroline Street North Waterloo, Ontario N2L 2Y5 Canada (11,186,020.583 shares; 11.68%)	Fidelity Management Trust Company as Trustee for Chevron Phillips Chemical, LP Attn: Shaina Detoma 82 Devonshire Street Boston, MA 02109 United States (9,797,078.775 shares; 10.23%)

		SEI Private Trust Company c/o Mellon Bank FBO 10114349100 Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456 United States (8,191,345.716 shares; 8.55%)	Zurich American Insurance Company Master Retirement Trust Attn: Kelli Zortea 1400 American Lane Schaumburg, IL 60196 United States (8,136,247.445 shares; 8.50%)

Health Care Foundation of Greater Kansas City Chief Executive Officer 2700 East 18th Street Suite 220 Kansas City, MO 64127 United States (5,000,694.697 shares; 5.22%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Inflation Indexed Plus Bond Fund	Class III	Mayo Foundation Retirement Trust Attn: Rick Haeflinger 200 First Street SW Rochester, MN 55905 United States (3,350,630.781 shares; 81.32%)	Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (237,648.312 shares; 5.77%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(7,506,064.625 shares; 42.74%)	Mac & Co. FBO Bell Atlantic Master Trust Attn: Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (5,638,910.171 shares; 32.11%)

		GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,842,233.308 shares; 10.49%)	GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,335,879.280 shares; 7.61%)

GMO International Bond Fund	Class III	John Hancock Financial Services Inc. Pension Plan Attn: Michael Brown State Street Bank & Trust Co. 2 Avenue De Lafayette MS LCC2 Boston, MA 02111 United States (8,851,775.188 shares; 28.33%)	University of Southern California Attn: Jeffrey Fischer 840 Childs Way Bks 402 Los Angeles, CA 90089 United States (7,275,591.965 shares; 23.29%)

		Mars Pension Trustees Ltd. Discretionary Mandate 3d Dundee Road Slough, Berkshire, Sl14lg United Kingdom (4,971,924.124 shares; 15.91%)	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333 United States (2,325,969.200 shares; 7.44%)

Stichting Masterfoods Pensioenfonds- Discretionary Mandate Taylorweg 5 5466 Ae Veghel The Netherlands (1,793,911.937 shares; 5.74%)	Wells Fargo Bank N.A.
FBO U of A Foundation
Mutual Fund Acct
Attn: Mutual Fund Ops 8th Floor
P.O. Box 1533
733 Marquette Avenue 5th Floor
Minneapolis. MN 55480
United States
(1,667,140.643 shares; 5.34%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO International Core Equity Fund	Class III	Minnesota Mutual Life Insurance Company Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St Paul, MN 55101 United States (7,386,196.170 shares; 17.90%)	The Paul Hamlyn Foundation Attn: Jr. Sheldon 18 Queen Annes Gate London SWIH 9AA United Kingdom (4,486,949.052 shares; 10.87%)

		Patterson & Co. FBO American Express Retirement Plan Attn: Charlie Xiques 1525 West Wt Harris Blvd Charlotte, NC 28288 United States (4,085,665.302 shares; 9.90%)	Pace Industry Union - Management Pension Fund Attn: Becky Haley 3320 Perimeter Hill Drive Nashville, TN 37211 United States (3,353,795.089 shares; 8.13%)

		State Street Bank & Trust Co. as Trustee of Invensys Master Retirement Trust Attn: Ms Helen Levine 100 Plaza One Jersey City, NJ 07311 United States (2,776,942.578 shares; 6.73%)	MGI International Equity Fund Attn: Jo Monteith Head of Operations 161 Bay Street Suite 1800 Toronto, Ontario M5j 2s5 Canada (2,569,465.647 shares; 6.23%)

The Hershey Foods Corporation Master Retirement Trust Attn: James G Nolan 100 Crystal A Drive Hershey, PA 17033 United States (2,168,471.548 shares; 5.25%)

	Class IV	BB&T Corporation Pension Plan Attn: Will Gholston 223 W. Nash Street 3rd Floor Wilson, NC 27893 United States (6,557,018.455 shares; 21.11%)	UMWA 1974 Pension Trust Attn: Mathann Purvis 2121 K Street NW Suite 350 Washington, DC 20037 United States (5,713,491.835 shares; 18.39%)

		Wells Fargo Bank, N.A. FBO WFC CBP - GMO International Core Equity Fund Attn: Jan Anderson P.O. Box 1533 Minneapolis, MN 55480 United States (5,208,109.841 shares; 16.77%)	Praxair Pension Plan Attn: Vipin Sher 39 Old Ridebury Road Danbury, CT 06810 United States (4,612,767.444 shares; 14.85%)

		Retirement Plan of Praxair Canada Inc. 1 City Center Drive Suite 1200 Mississauga, ON, L5b 1m2 Canada (2,525,440.020 shares; 8.13%)	Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041 United States (2,488,271.291 shares; 8.01%)

Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333 United States (2,255,338.092 shares; 7.26%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
Class VI	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(39,218,227.066 shares; 43.50%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (12,746,808.735 shares; 14.14%)

		Mac and Co. A/C SESF3030002 FBO Siemens Corporation Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (7,278,191.981; 8.07%)	Mac & Co. A/C SUAF 3030002 FBO Siemens Corporation Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (6,643,425.870 shares; 7.37%)

		Northern Trust Co. Trustee FBO Com Ed Pooled Fund Directed Retirement Trust Attn: Mutual Fund Services P.O. Box 92956 Chicago, IL 60607 United States (6,634,017.138 shares; 7.36%)	GMO Global Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (5,221,114.065; 5.79%)

GMO International Equity Allocation Fund	Class III	Mac & Co. FBO: Metro Government of Nashville & Davidson County Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (10,302,897.410 shares; 9.01%)	Houston Endowment Inc. 600 Travis Suite 6400 Houston, TX 77002 United States (10,062,273.679 shares; 8.80%)

Saskatchewan Telecommunications Pension Plan Attn: Leeann Debert 2121 Saskatchewan Drive, 6th Floor Regina, Saskatchewan S4P3Y2 Canada (8,295,012.578 shares; 7.26%)	International Equity General
Partnership II of the Rotary
Foundation of Rotary International
and Rotary International
Attn: Jeanette Hamilton, CIO
One Rotary Center 1560 Sherman Ave.
Evanston, IL 60201
United States
(7,197,191.406 shares; 6.30%)

		Texas Christian University Attn: James R Hille TCU Box 297055 Fort Worth, TX 76129 United States (6,894,149.554 shares; 6.03%)	Hartford Hospital Attn: Thomas Marchozzi Vice President Finance 80 Seymour Street P.O. Box 5037 Hartford, CT 06102 United States (5,839,127.256 shares; 5.11%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO International Growth Equity Fund	Class III	The Oregon Community Foundation Attn: Brenda Vankanegan 1221 SW Yamhill Number 100 Portland, OR 97205 United States (2,285,024.079; 7.42%)	Mellon Trust of New England N.A. As Trustee FBO Ameren Master Retirement Trust 135 Santilli Highway Everett, MA 02149 United States (2,132,644.592; 6.93%)

	Class IV	GMO International Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (19,358,766.418; 18.22%)	Brown Brothers Harriman & Co. Custodian FBO GMO Alpha Only Fund Attn Global Settlement Harold Robinson 40 Water Street Boston, MA 02109 United States (17,424,933.819; 16.40%)

		GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (12,524,144.001; 11.78%)	GMO World Opportunities Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (9,757,015.289; 9.18%)

GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (7,124,356.821; 6.70%)	Asset Allocation Trust
Attn Carol Kosel
Senior Vice President
Evergreen Investment Services Inc
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
(15,184,685.840; 14.29%)

GMO International Opportunities Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (14,529,748.171; 13.67%)

GMO International Intrinsic Value Fund	Class II	FMTC, as Trustee FBO The Air
Products and Chemicals Inc. Salaried
and Hourly Defined Benefit Plans
Trust
Attn: Steve Penta
82 Devonshire Street 27M
Boston, MA 02109
United States
		(2,024,512.977 shares; 8.44%)	Western Washington Laborers Employers Pension Trust Attn: John Pfeiffer Senior Bookkeeper 201 Queen Anne Ave N Suite 100 Seattle, WA 98109 United States (1,663,131.899 shares; 6.93%)

The Public School Retirement System of The School District of Kansas City Missouri Attn: Claretha Shumate 4600 Paseo Blvd Kansas City, MO 64110 United States (1,614,336.723 shares; 6.73%)

	Class III	State Street Bank & Trust Custodian for Goldman Sachs & Co. Profit Sharing Trust State Street Bank and Trust 180 Maiden Lane 24th Floor New York, NY 10038 United States (8,489,309.723 shares; 8.27%)	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers 101 Montgomery St Attn: Mutual Funds San Francisco, CA 94104 United States (6,601,927.060 shares; 6.43%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
		City of Phoenix Employees Retirement System Attn: Greg Fitchet 101 South Central Ave Suite 600 Phoenix, AZ 85004 United States (6,286,685.027 shares; 6.12%)	Milwaukee County Employees Retirement System Attn: Mr. Steven Vo Mellon Trust 135 Santilli Highway Mail Zone 0260033 Everett, MA 02149 United States (5,543,952.036 shares; 5.40%)

	Class IV	GMO International Equity Allocation Fund Attn: Laura Whitten c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (19,280,303.436 shares; 13.92%)	Brown Brothers Harriman & Co. Custodian FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109 United States (17,056,665.025 shares; 12.32%)

Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(14,665,887.016 shares; 10.59%)	GMO International Opportunities Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (14,473,408.433 shares; 10.45%)

		GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (12,337,025.331 shares; 8.91%)	Contra Costa County Employees Retirement Association Attn: Rick Koehler 1355 Willow Way, Suite 221 Concord, CA 94520 United States (11,272,052.308 shares; 8.14%)

		Mac & Co. FBO Hewlett-Packard Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (10,254,857.767 shares; 7.40%)	GMO World Opportunities Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (9,701,964.695 shares; 7.01%)

		Workers Compensation Board of Nova Scotia Attn: Maureen Boyd Controller 5668 South Street Halifax, Nova Scotia, B3j2y2 Canada (8,291,505.933 shares; 5.99%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (7,157,911.336 shares; 5.17%)

	Class M	Wachovia Bank FBO Various Retirement Plans Attn: Hal Nagle 1525 West Wt Harris Blvd Charlotte, NC 28288 United States (694,148.966 shares; 100.00%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO International Opportunities Equity Allocation Fund	Class III	McMaster University Master Trust Employees Treasury Operations Attn: Enrico Del Maestro Treasurer 1280 Main Street W Hamilton, Ontario L8s 4l8 Canada (5,892,780.671 shares; 12.64%)	Mac & Co. A/C LVNF5043892 FBO: Lehigh Valley Hospital Non Pension Trust Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (5,378,577.672 shares; 11.54%)

		Wells Fargo Bank, N.A. as Custodian for The Farm Credit Fund Retirement Group Trust 608 2nd Avenue South Minneapolis, MN 55479 United States (5,164,773.575 shares; 11.08%)	Mac & Co. A/C LVPF8632282 FBO: Lehigh Valley Hospital Non Pension Trust Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (4,048,615.265 shares; 8.69%)

Merced County Employees’ Retirement Association (MCERA) Attn: Gale Garcia 3199 M Street Merced, CA 95348 United States (3,021,254.458 shares; 6.48%)	Horizon Healthcare Services Inc
D/B/A
Horizon BCBS of New Jersey
Management Employees Retirement
Fund
Attn: Susan McCarthy
3 Penn Plaza East
Newark, NJ 07105
United States
(3,004,046.653 shares; 6.45%)

		Mirant Services Master Pension Trust Attn: Greg Weber 1155 Perimeter Center West Atlanta, GA 30338 United States (2,414,008.757 shares; 5.18%)	PCS Administration (USA), Inc. Master Trust Attn: David R Haverick 1101 Skokie Blvd. Suite 400 Northbrook, IL 60062 United States (2,356,313.830 shares; 5.06%)

GMO International Small Companies Fund	Class III	New Zealand Superannuation Fund Attn: Peter Bennie Level 17, Amp Centre 29 Customs Street West Auckland, 1143 New Zealand (24,087,614.066 shares; 13.84%)	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
(22,614,792.835 shares; 13.00%)

		GMO Benchmark Free Allocation Fund Attn: Julie Coady c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (17,242,483.861 shares; 9.91%)	Utah State Retirement Investment Fund Attn: Utah Retirement Investments 540 East 200 South Salt Lake City, UT 84102 United States (10,466,375.332 shares; 6.02%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Quality Fund	Class IV	SEI Private Trust c/o Harris Bank FBO Searle Family Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456 United States (6,009,678.574; 12.16%)	Mac & Co. FBO 2006 Barron Hilton Crut Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (4,935,183.875; 9.98%)

		Mac & Co. FBO William Barron Hilton Trust Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (4,935,183.875; 9.98%)	Pictet & CIE for the Benefit of Djursholm Investments 60 Route Des Acacias 1211 Geneva 73/Switzerland Switzerland (4,513,629.277; 9.13007%)

		Municipal Fire & Police Retirement System of Iowa Attn Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (4,210,000.290; 8.52%)	Pictet & CIE for the Benefit of Ingelstorp Investments 60 Route Des Acacias 1211 Geneva 73/Switzerland Switzerland (3,404,847.324; 6.89%)

		Mac and Co. FBO Dominion Resources Inc. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230 United States (3,289,362.947; 6.65%)	Pictet & CIE for the Benefit of HOV Investments 60 Route Des Acacias 1211 Geneva 73 / Switzerland Switzerland (2,947,512.351; 5.96%)

Gothic Corporation Attn: Anders W. Hall Dumac, LLC 406 Blackwell Street, Suite 300 Durham, NC 27701 United States (2,557,631.761; 5.17%)

Class V	Partners Healthcare System Inc.
Pooled Investment Accounts –
Long Term Pool #2
Attn: William N. Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114
United States
		(11,401,407.815 shares; 32.84%)	Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041 United States (9,239,220.061 shares; 26.61%)

		Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333 United States (8,395,519.162 shares; 24.18%)	Partners Healthcare System Inc. Master Trust For ERISA Assets Attn: William N Donovan 101 Merrimac Street Treasury - 4th Floor Boston, MA 02114 United States (5,340,109.848 shares; 15.38%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(140,131,041.669 shares; 30.44%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (51,493,654.766 shares; 11.19%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
		GMO Benchmark Free Allocation Fund Attn: Julie Coady c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (34,808,474.158 shares; 7.56%)	GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (31,165,986.065 shares; 6.77%)

		Virginia Retirement System Attn: Peggy Davis P.O. Box 2500 Richmond, VA 23218 United States (26,434,729.830 shares; 5.74%)	Brown Brothers Harriman & Co. Custodian FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109 United States (25,037,244.400 shares; 5.44%)

GMO Real Estate Fund	Class III	Mac & Co. FBO Princeton P.O. Box 534005 Pittsburgh, PA 15253 United States (1,635,713.359 shares; 72.02%)	Batterymarch Trust II c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (385,634.257 shares; 16.98%)

GMO Short-Duration Collateral Fund		GMO Strategic Fixed Income Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (96,859,390.618 shares; 45.24%)	GMO Domestic Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (47,223,589.721 shares; 22.06%)

GMO Inflation Index Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (13,970,321.310 shares; 6.52%)	State Street Bank & Trust Co.
As Trustee for GMAM Group Pension
Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111
United States
(11,544,987.324 shares; 5.39%)

GMO Short-Duration Collateral Share Fund	Class III	Thomas F. Cooper 16 Garland Road Lincoln, MA 01773 United States (802,070.593 shares; 42.44%)	William L. Nemerever 535 Hammond Street Chestnut Hill, MA 02467 United States (562,122.232 shares; 29.74%)

R. Jeremy Grantham c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (217,356.510 shares; 11.50%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Short-Duration Investment Fund	Class III	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (359,741.333 shares; 43.82%)	Holstein Association USA Inc. Attn: Barbara M. Casna 1 Holstein Place P.O. Box 808 Brattleboro, VT 05302 United States (122,871.112 shares; 14.97%)

Sam Wilderman & Beatrice Wilderman 98 Clinton Road Brookline, MA 02445 United States (69,262.095 shares; 8.44%)	State Street Bank and Trust Co.
Trustee FBO The Northrop Grumman
Corporation
Defined Contribution Plans Master
Trust
Attn: Brian Benkart
105 Rosemont Road
Westwood, MA 02090
United States
(58,699.202 shares; 7.15%)

		Trinity Church In The City of Boston- General Trust Fund Attn: Joan Mansfield Roberts 206 Clarendon Street Boston, MA 02116 United States (45,981.408 shares; 5.60%)	Protestant Episcopal Cathedral Foundation/Beauvoir Attn: Ms Deborah Khan Mount Saint Alban Washington, DC 20016 United States (41,092.295 shares; 5.00%)

GMO Special Purpose Holding Fund		Verib Nyxf1776322 Attn: Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230 United States (160,963.732 shares; 29.05%)	GMO Core Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (93,858.025 shares; 16.94%)

JP Morgan Chase Bank As
Direct Trustee for the
IBM Personal Pension Plan Trust
Attn: Lisa Pinsky
JP Morgan Chase
3 Metrotech Center 5th Floor
Brooklyn, NY 11245
United States
(87,169.716 shares; 15.73%)	State Street Bank & Trust Co.
As Trustee for GMAM Group Pension
Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111
United States
(49,475.795 shares; 8.93%)

		GMO Global Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (45,838.252 shares; 8.27%)	GMO International Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (37,465.910 shares; 6.76%)

GMO Inflation Indexed Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (28,918.269 shares; 5.22%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Special Situations Fund	Class III	Northern Trust As Trustee FBO Lockheed Martin Corp Master Retirement Trust P.O. Box 92956 Chicago, IL 60675 United States (212,448.954 shares; 33.96%)	Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (173,406.596 shares; 27.72%)

		Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041 United States (150,495.100 shares; 24.06%)	Maximilian E. & Marion O. Hoffman Foundation Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107 United States (32,175.692 shares; 5.14%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(5,416,769.430 shares; 44.83%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (3,405,253.022 shares; 28.18%)

		GMO Benchmark Free Allocation Fund Attn: Julie Coady c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,860,488.296 shares; 15.40%)	GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,233,795.916 shares; 10.21%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Strategic Fixed Income Fund	Class III	The Edna McConnell Clark Foundation Attn: Mr. Ralph Stefano Director of Finance 415 Madison Ave, 10th Floor New York, NY 10017 United States (1,963,067.870 shares; 34.84%)	Stichting Pensioenfonds Atos Origin Attn: Rene Upperman Papendorpseweg 93 3528 BJ Utrecht The Netherlands (931,374.089 shares; 16.53%)

		Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266 United States (622,657.783 shares; 11.05%)	Maximilian E. & Marion O. Hoffman Foundation Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107 United States (507,916.603 shares; 9.01%)

		Northern Trust Company As Custodian For The William & Mary Investment Trust Attn: Special Assets CIS P.O. Box 92956 Chicago, IL 60675 United States (401,776.128 shares; 7.13%)	California Academy of Sciences Attn: Jack K. Wong 55 Music Concourse Drive San Francisco, CA 94118 United States (330,938.823 shares; 5.87%)

Class VI	Asset Allocation Trust
Attn: Carol Kosel Sr Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(72,600,607.436 shares; 54.63%)	GMO Global Balanced Asset Allocation Fund Attn: Laura Whitten c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (15,878,746.628 shares; 11.95%)

GMO Benchmark Free Allocation Fund Attn: Julie Coady c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (15,130,397.271 shares; 11.39%)	Mac and Co.
FBO Bell Atlantic Master Trust
Verizon SFIF Attn: Mutual Funds
Operation
Virginia L Boyle
P.O. Box 3198 525 Williams Penn
Place
Pittsburgh, PA 15230
United States
(12,204,721.383 shares; 9.18%)

GMO Strategic Opportunities Allocation Fund	Class III	South Carolina Retirement System Attn: Donald Brock 202 Arbor Lake Drive Columbia, SC 29223 United States (14,048,917.216 shares; 16.37%)	Abbott Laboratories Annuity
Retirement Trust c/o The Northern Trust Co.
Attn: Alternative Fund Services C-1s
James Falotico
P.O. Box 92956
Chicago, IL 60607
United States
(12,503,731.315 shares; 14.57%)

Indiana State Teachers Retirement Fund Attn: Deandra Ballard 150 W Market Street Suite 300 Indianapolis, In 46204 United States (4,817,704.250 shares; 5.61%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Taiwan Fund	Class III	Pension Reserves Investment Trust Stanley P. Mavromates Jr. Deputy CIO 84 State Street Suite 250 Boston, MA 02109 United States (4,344,118.001 shares; 71.82%)	State of Connecticut Retirement Plans and Trust Funds 55 Elm Street Hartford, CT 06106 United States (1,704,848.850 shares; 28.18%)

GMO Tax-Managed International Equities Fund	Class III	Hugheson Limited Attn: Charlotte Fenn P.O. Box 705 GT Grand Cayman, Cayman Islands Cayman Islands (4,387,713.587 shares; 10.58%)	Northern Trust Co. As Custodian FBO The Cheyne Walk Trust Attn: Mutual Funds P O Box 92956 Chicago, IL 60675 United States (4,253,718.077 shares; 10.26%)

		The Northern Trust Mars Benefit Trust P O Box 92956 Chicago, IL 60675 United States (3,048,651.081 shares; 7.35%)	Vallee & Co. FBO SG c/o M&I Trust Company Attn: Mutual Funds 11270 West Park Place, Suite 400 Milwaukee, WI 53224 United States (2,342,444.015 shares; 5.65%)

		FCM International, LLC Attn: Lauren M. Johnson Family Capital Management, LLC 2181 Newmarket Parkway, Se Marietta, GA 30067 United States (2,182,975.981 shares; 5.27%)	Dumaines c/o Gerard J. Sarnie CPA 201 Devonshire St 4th Floor Boston, MA 02110 United States (2,108,782.476 shares; 5.09%)

GMO Tax-Managed U.S. Equities Fund	Class III	Smith, Vicars Investments, LLC Attn: Jill J Whitley 1 Boars Head Pointe Suite 150 Charlottesville, VA 22903 United States (469,349.930 shares; 31.12%)	SEI Private Trust c/o Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456 United States (428,264.142 shares; 28.39%)

Laurance Hoagland Jr., Susan Briggs
& Murray B. Dey, Trustee of the
Trust under the Will of Flora L.
Hewlett
Los Trancos Management
545 Middlefield Rd
Suite 170
Menlo Park, CA 94025
United States
		(173,280.149 shares; 11.49%)	John D. Alexander Jr. Attn: John E Schieffer 700 North St Mary’s Suite #1200 Groves Alexander Group LLC San Antonio, TX 78205 United States (173,200.365 shares; 11.48%)

Richard B. Cheney & Lynne V. Cheney Trustees For The Cheney Living Trust 3465 North Pines Way, 25192 Wilson, WY 83014 United States (165,356.678 shares; 10.96%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Tobacco-Free Core Fund	Class III	Council For World Mission Attn: Ms Laiming Wyers Ipalo House 32-34 Great Peter Street London, Swip 2DB, UK United Kingdom (1,996,595.670 shares; 85.10%)

		Periodic Partners I, LP Attn: Stephen Schwarz Corporate Secretary P.O. Box 29550 San Francisco, CA 94129 United States (128,297.667 shares; 5.47%)	Dana Hall School Attn: Lucille R Kooyoomjian 45 Dana Rd Wellesley, MA 02482 United States (219,543.035 shares; 9.36%)

GMO U.S. Core Equity Fund	Class III	The Northern Trust Company Trustee of The Aerospace Corporation Employees Retirement Plan Trust Attn: Mutual Funds P O Box 92956 Chicago, IL 60675 United States (6,506,447.408 shares; 12.37%)	Minnesota Mutual Life Insurance Company Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St Paul, MN 55101 United States (4,171,093.457 shares; 7.93%)

		Olinvest OMG Inc. c/o Gros & Waltenspuhl 9 Rue Beauregard Ch 1204 Geneva, Switzerland (3,040,049.950 shares; 5.78%)	Fidelity Investments Institutional Operations Company, as Agent for Certain Employee Benefit Plans 100 Magellan Way (Kw1c) Covington, KY 41015 United States (2,796,971.886 shares; 5.32%)

Corning Retirement Master Trust Attn: Mr. Robert J Grassi Director Investment Services Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831 United States (2,700,812.202 shares; 5.14%)

	Class IV	Mac & Co. Attn: Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230 United States (11,938,736.540 shares; 29.13%)	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333 United States (8,387,977.909 shares; 20.47%)

		Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041 United States (4,976,243.338 shares; 12.14%)	Mac & Co. EOG Union Welfare Trust Attn: Susan Testa Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230 United States (3,638,860.714 shares; 8.88%)

		Screen Actors Guild Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505 United States (3,396,341.907 shares; 8.29%)	Mac & Co. CNG Transmission Co. Union Veba Attn: Susan Testa Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230 United States (2,764,589.688 shares; 6.75%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
	Class VI	NRECA Attn: Patricia A. Murphy Investment Division 4301 Wilson Boulevard Arlington, VA 22203 United States (39,697,082.684 shares; 39.81%)	Brown Brothers Harriman & Co. Custodian FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109 United States (24,942,618.960 shares; 25.01%)

		GMO World Opportunities Equity Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (15,184,834.940 shares; 15.23%)	GMO Strategic Opportunities Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (6,987,229.159 shares; 7.01%)

GMO US Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (5,935,503.809 shares; 5.95%)

	Class M	National Financial Services LLC FBO Our Customers-NTF 200 Liberty Street One World Financial New York, NY 10281 United States (121,612.086 shares; 100.00%)

GMO U.S. Equity Allocation Fund	Class III	The Northern Trust Company Trustee FBO Newpage Corporation P.O. Box 92956 Attn: Daily Recon Chicago, IL 60675 United States (8,988,091.275 shares; 31.86%)	The Retirement Plan For Employees of Millipore Corporation Attn: Nancy Booth Benefits Manager - Millipore Corporation 290 Concord Road Billerica, MA 01821 United States (6,236,242.280 shares; 22.11%)

		The Board of Trustees of the University of Illinois Attn: Janet M Ford 247 Henry Administration Building 506 South Wright Street Urbana, IL 61801 United States (5,936,816.731 shares; 21.04%)	Regime De Retraite Des Employees Et Employes De La Ville De Sherbrooke Attn: Daniel Ryan 145 Wellington Nord Sherbrooke Quebec, Canada J1H 5C1 Canada (1,640,086.167 shares; 5.81%)

GMO U.S. Growth Fund	Class III	The Northern Trust Company Trustee of the Aerospace Corporation Employees Retirement Plan Trust Attn: Mutual Funds P O Box 92956 Chicago, IL 60675 United States (2,665,295.924 shares; 96.14%)

	Class M	National Financial Services LLC FBO Our Customers-NTF 200 Liberty Street One World Financial New York, NY 10281 United States (42,235.436 shares; 100.00%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO U.S. Intrinsic Value Fund	Class III	Hopke Partnership Attn: Jurrien Dean 7422 Hampden Lane Bethesda, MD 20814 United States (1,052,348.121 shares; 97.85%)

GMO U.S. Small/Mid Cap Growth Fund	Class III	GMO US Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (96,752.688 shares; 21.21%)	World Wildlife Fund Inc. Attn: Gretchen Warnock Aluwihare 1250 24th Street NW Washington, DC 20037 United States (89,559.254 shares; 19.63%)

		Mac & Co. FBO Princeton P.O. Box 534005 Pittsburgh, PA 15253 United States (77,333.748 shares; 16.95%)	Surdna Foundation Inc Global AA Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017 United States (71,041.087 shares; 15.57%)

		Holstein Association USA Inc. Attn: Barbara M Casna 1 Holstein Place P.O. Box 808 Brattleboro, VT 05302 United States (49,054.974 shares; 10.75%)	The Rockefeller Family Fund Attn: Leah D’ Angelo 475 Riverside Drive Suite 900 New York, NY 10115 United States (27,200.373 shares; 5.96%)

GMO U.S. Small/Mid Cap Value Fund	Class III	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333 United States (1,719,874.985 shares; 62.29%)	Surdna Foundation Inc Global AA Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017 United States (240,681.264 shares; 8.72%)

		World Wildlife Fund Inc. Attn: Gretchen Warnock Aluwihare 1250 24th Street NW Washington, DC 20037 United States (187,418.556 shares; 6.79%)	GMO US Equity Allocation Fund Attn: Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (184,160.716 shares; 6.67%)

GMO U.S. Treasury Fund		GMO Special Situations Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (9,362,313.254 shares; 44.46%)	GMO Core Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (2,100,464.872 shares; 9.97%)

Asset Allocation Trust
Attn: Carol Kosel
Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor - Fund Administration
Boston, MA 02116
United States
		(2,001,603.274 shares; 9.51%)	Brown Brothers Harriman & Co. Custodian FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109 United States (1,601,601.750 shares; 7.61%)

		GMO Domestic Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,323,864.898 shares; 6.29%)	GMO Emerging Markets Fund Attn: Caroline S Norgeot c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,239,624.120 shares; 5.89%)

NAME & ADDRESS
FUND NAME	CLASS	(AMOUNT AND PERCENT OWNERSHIP)
GMO Asset Allocation Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (1,073,404.895 shares; 5.10%)

GMO World Opportunities Equity Allocation Fund	Class III	JP Morgan As Directed Trustee FBO Ernst &Young Defined Benefit Retirement Plan Trust c/o JP Morgan 4 New York Plaza New York, NY 10004 United States (6,333,963.817 shares; 11.34%)	Motion Picture Industry Individual Account Plan Attn: Chuck Killian Motion Picture Industry Pension & Health 11365 Ventura Boulevard Studio City, CA 91604 United States (4,491,970.212 shares; 8.04%)

		Stichting Bedrijfstakpensioenfonds Voor De Suikerverwerkende Industrie Molenwerf 2-8 1014AG Amsterdam The Netherlands (3,760,631.854 shares; 6.73%)	Lehigh University Endowment Fund 27 Memorial Drive West Bethlehem, PA 18015 United States (3,758,488.731 shares; 6.73%)

		Wells Fargo Bank NA FBO Buck & Beryl Leonard P.O. Box 1533 Minneapolis, MN 55480 United States (3,271,437.571 shares; 5.86%)	Virginia Hospital Center Arlington Health System Attn: Philip W Peck 1701 N George Mason Drive Arlington, VA 22205 United States (3,204,067.441 shares; 5.74%)

		The Hershey Foods Corporation Master Retirement Trust Attn: James Nolan 100 Crystal A Drive Hershey, PA 17033 United States (3,173,566.670 shares; 5.68%)	Vancouver Foundation Attn: Annie Jun 555 W Hastings Street, Suite 1200 Box 12132 Harbour Centre, Vancouver British Columbia V6B 4N6 Canada (2,893,307.472 shares; 5.18%)

Grand Lodge of California and Masonic Related Entities Attn: Rick Hutchinson 1111 California Street San Francisco, CA 94108 United States (2,868,935.702 shares; 5.14%)

GMO World Opportunity Overlay Fund		GMO Strategic Fixed Income Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (23,773,633.328 shares; 53.88%)	GMO Inflation Index Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (4,132,070.527 shares; 9.37%)

GMO Core Plus Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (3,160,554.775 shares; 7.16%)	JP Morgan Chase Bank
As Directed Trustee for the
IBM Personal Pension Plan Trust
Attn: Lisa Pinsky
JP Morgan Chase
3 Metrotech Center 5th Floor
Brooklyn, NY 11245
United States
(2,875,408.733 shares; 6.52%)

GMO Global Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110 United States (2,826,369.135 shares; 6.41%)

PROXY CARD
GMO TRUST
Proxy for a meeting of shareholders to be held on March 10, 2010
The undersigned hereby appoints Jason B. Harrison, David L. Bohan, and Gregory L. Pottle, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:00 a.m., Eastern Time, on March 10, 2010 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.
Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)
Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
DEAR SHAREHOLDER:
Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil.     ☒
PLEASE DO NOT USE FINE POINT PENS.

1. To elect each nominee to the Board of Trustees. (For all shareholders)	FOR	WITHHOLD
	all nominees	authority to vote
NOMINEES: (1) Donald W. Glazer; (2) W. Nicholas Thorndike; (3) Peter Tufano;	listed for all	for all nominees
(4) Paul Braverman; (5) Joseph B. Kittredge, Jr.	funds (except as	for all funds
marked to the
contrary below)

	☐	☐

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Instruction: To withhold authority to vote for any individual nominee for a particular fund, write the nominee’s name in the space provided below:
FUND NAME MERGE:

FUND NAME